UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2009
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29752 (Commission File Number)	33-0811062 (I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Amendment to the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc.(the “2004 Plan”) As Previously Amended
At the 2009 Annual Meeting of Stockholders of Leap Wireless International, Inc. (“Leap”) held on May 21, 2009 (the “2009 Annual Meeting”), Leap’s stockholders approved the third amendment to the 2004 Plan, which increased the number of shares authorized for issuance under the 2004 Plan by 1,000,000 shares to a total of 9,300,000 shares.
For a description of the 2004 Plan, as amended to date, please see “Proposal 3, Approval of Amendment to The 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan” in Leap’s definitive proxy statement for its 2009 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 10, 2009 (the “2009 Proxy Statement”), which is incorporated herein by reference. The text of the third amendment to the 2004 Plan is attached as Appendix A to Leap’s 2009 Proxy Statement.
Item 8.01. Other Events.
Leap’s operating subsidiary, Cricket Communications, Inc. (“Cricket”), has previously announced plans for Cricket and Denali Spectrum Operations, LLC (“Denali Operations”) to launch markets covering approximately 25 million additional potential customers (“POPs”) by the middle of 2009 (measured on a cumulative basis beginning January 2009). As part of these expansion plans, during the three months ended March 31, 2009, Cricket and Denali Operations launched new markets in Chicago and Philadelphia covering approximately 16.7 million additional POPs.
In addition, Cricket has also previously identified up to approximately 16 million additional POPs that it could elect to cover with Cricket service in the next 18 to 24 months. Cricket intends to launch markets covering approximately eight million of these additional POPs by the end of 2010 and expects to make a determination with respect to any launch of the remaining additional POPs in the coming quarters.
Cautionary Statement Regarding Forward-Looking Statements
Except for the historical information contained herein, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current forecast of certain aspects of our future. You can generally identify forward-looking statements by forward-looking words such as “believe,” “think,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” and similar expressions in this Current Report on Form 8-K. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by our forward-looking statements. Such risks, uncertainties and assumptions include, among other things:
•	our ability to attract and retain customers in an extremely competitive marketplace;

•	the duration and severity of the current recession in the United States and changes in economic conditions, including interest rates, consumer credit conditions, consumer debt levels, consumer confidence, unemployment rates, energy costs and other macro-economic factors that could adversely affect demand for the services we provide;

•	the impact of competitors’ initiatives;

•	our ability to successfully implement product offerings and execute effectively on our planned coverage expansion, launches of markets we acquired in the Federal Communications Commission’s, or FCC’s, auction for Advanced Wireless Services, or Auction #66, and other strategic activities;

•	our ability to obtain roaming services from other carriers at cost-effective rates;

•	our ability to maintain effective internal control over financial reporting;

•	delays in our market expansion plans, including delays resulting from any difficulties in funding such expansion through our existing cash, cash generated from operations or additional capital, or delays by existing U.S. government and other private sector wireless operations in clearing the Advanced Wireless Services, or AWS, spectrum, some of which users are permitted to continue using the spectrum for several years;

•	our ability to attract, motivate and retain an experienced workforce;

•	our ability to comply with the covenants in any credit agreement, indenture or similar instrument governing any of our existing or future indebtedness;

•	failure of our network or information technology systems to perform according to expectations; and

•	other factors detailed in the section entitled “Risk Factors” included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2009, and in our other filings with the Securities and Exchange Commission.
All future written and oral forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, including the first and second amendments thereto (incorporated by reference to Appendix A to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 6, 2007).

10.2	Third Amendment to 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 10, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: May 28, 2009	By:	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, including the first and second amendments thereto (incorporated by reference to Appendix A to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 6, 2007).

10.2	Third Amendment to 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 10, 2009).